UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

HYCROFT MINING HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38387	82-2657796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

(303) 524-1947

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

On July 8, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Hycroft Mining Holding Corporation (the “Company”), formerly known as Mudrick Capital Acquisition Corporation, approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. The reports of Withum on the financial statements as of and for the years ended December 31, 2019 and 2018 of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that Withum’s report for the fiscal years ended December 31, 2019 and 2018 included an explanatory paragraph indicating that the date for mandatory liquidation and subsequent dissolution raised a substantial doubt about the ability of the Company to continue as a going concern.

During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter will be filed by amendment to this Current Report on Form 8-K.

(b)	Engagement of new independent registered public accounting firm

On July 8, 2020, the Audit Committee approved the engagement of Plante & Moran PLLC (“Plante Moran”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Plante Moran was the independent registered public accounting firm for Hycroft Mining Corporation prior to the acquisition of substantially all of its assets by the Company in a business combination that was consummated on May 29, 2020 and in which the seller, Hycroft Mining Corporation, was treated for accounting purposes as the acquiror in the transaction and the financial statements of Hycroft Mining Corporation became the financial statements of the Company. During the years ended December 31, 2019 and 2018 and the subsequent period through July 8, 2020, neither the Company nor anyone on the Company’s behalf consulted with Plante Moran regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2020	Hycroft Mining Holding Corporation

	By:	/s/ Jeffrey Stieber
Jeffrey Stieber
Chief Financial Officer